UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2022
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
In connection with its participation in the J.P. Morgan Healthcare Conference, NanoString Technologies, Inc. announced on January 9, 2022 certain preliminary results at and for the year ended December 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, the Company’s website (www.nanostring.com), its investor relations website (investors.nanostring.com), and its news site (investors.nanostring.com/press-releases). The Company uses these channels, as well as social media, including its Twitter account (@nanostringtech), LinkedIn account (www.linkedin.com/company/nanostring-technologies), and Facebook page (www.facebook.com/NanoStringTechnologies), to communicate with investors and the public about the Company, its products, and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 9, 2022, the Company announced via press release that J. Chad Brown, the Company’s Senior Vice President, Sales and Marketing, had notified the Company on January 5, 2022 of his intent to retire from the Company effective no later than March 16, 2023. The Company’s board of directors appointed John D. Gerace as the Company’s Chief Commercial Officer, effective January 6, 2022.
In connection with Mr. Brown’s retirement and the transition of his duties to Mr. Gerace, the Company and Mr. Brown entered into a transition agreement and release (the “Transition Agreement”) effective January 7, 2022 (the “Transition Date”) providing that Mr. Brown will continue employment with the Company on a transitional, at-will basis from the Transition Date until, at the latest, March 16, 2023 (the “Transition Period”), during which period Mr. Brown will serve as a senior advisor to the Company.
During the period from the Transition Date to March 31, 2022, Mr. Brown will continue to serve as a full-time employee and receive his regular base salary as in effect on the Transition Date, less applicable withholdings. During the remainder of the Transition Period, Mr. Brown will serve as a part-time employee and will be entitled to an annualized base salary of $52,800, less applicable withholdings.
During the Transition Period, Mr. Brown will be eligible to participate in the then-available Company benefits and plans, including the Company’s 2021 bonus program, subject to the terms and conditions, including eligibility requirements, of such plans, except that Mr. Brown will not be eligible to participate in the Company’s 2022 and 2023 bonus programs, any compensation increases (other than any applicable increases to base salary to comply with state or federal law), or any new stock option, restricted stock unit, or other equity grants.
The Transition Agreement provides that Mr. Brown will be eligible to receive the following in the event of termination of employment without cause prior to March 16, 2023 (the “Transition Benefits”):
(a) continued payment of full-time salary (for the period from the Transition Date to March 31, 2022) or part-time salary (for the period from April 1, 2022 to March 15, 2023) for the period from his actual last day of employment through March 15, 2023;
(b) extension of the post-termination exercise period for his outstanding and unexercised options until the earlier of three months following March 16, 2023 or the expiration date of the applicable option;
(c) only in the event of the Company’s termination of Mr. Brown’s employment without cause prior to the date on which the Company pays annual bonuses to its executives with respect to calendar year 2021, payment of an amount equal to the annual bonus that he would have received had he remained employed through such payment date;
(d) acceleration of vesting of then-outstanding restricted stock unit awards that are subject only to time-based vesting and then-outstanding options with respect to the number of shares that would have vested had he remained employed with the Company through March 16, 2023, and
(e) vesting of performance-based restricted stock units if and to the extent, and at the same time, such awards would have vested had he remained employed by the Company through March 16, 2023.
Mr. Brown’s receipt of the Transition Benefits is contingent upon Mr. Brown executing a supplemental release agreement in a form agreed with the Company and continued compliance with certain customary confidentiality, non-solicitation, non-competition and non-disparagement covenants. The foregoing description of the Transition Agreement is only a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Transition Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
On January 9, 2022, the Company issued a press release announcing the appointment of Mr. Gerace as Chief Commercial Officer and the transition and retirement of Mr. Brown, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 9, 2022.
99.2	Press release dated January 9, 2022.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information furnished in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	January 10, 2022	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer